                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated February 14, 1997, included in the F.Y.I. Incorporated Form 10-K for the year ended December 31, 1996, and to all references to our firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Dallas, Texas
September 15, 1997